Exhibit 10.8(d)


                     REVOLVING CREDIT NOTE
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                           AMENDMENT


Rockaway, New Jersey
March 25, 1996


     The Revolving Credit Note dated November 29, 1995 between RTI
Inc. and Frellum Corporation is amended to change;     A. GENERAL:
                                                       ----------
TERMS OF PAYMENT   1.  "which demand may be made at any time
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commencing eleven (11) months after the date hereof" to "which demand may be made at any time commencing seventeen (17) months after the date hereof".

     The amendment increases the effective term of the Revolving
Credit Note by six months.



RTI Inc.                                FRELLUM CORPORATION


By: /s/ R. STEPHEN MAICO                 By: /s/ ROBERT C. SABIN
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   R. Stephen Maico                             Treasurer
   Secretary, Treasurer